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                                                                   EXHIBIT 10.28

                     SCHEDULE TO INDEMNIFICATION AGREEMENT

     The following are the directors and senior executive of Genzyme Corporation who are party to an Indemnification Agreement, the form of which was filed as
Exhibit 10.34 to Genzyme's Form 10-K for 1990:

          Constantine E. Anagnostopoulos
          Douglas A. Berthiaume
          Henry E. Blair
          Russell J. Campanello
          Robert J. Carpenter
          Earl M. Collier, Jr.
          Charles L. Cooney
          Thomas J. DesRosier
          Richard H. Douglas
          David D. Fleming
          John V. Heffernan
          Elliott D. Hillback, Jr.
          Evan M. Lebson
          Henry R. Lewis
          David J. McLachlan
          John M. McPherson
          Richard A. Moscicki
          Frank Ollington
          Lisa J. Raines
          Alan E. Smith
          G. Jan van Heek
          Michael S. Wyzga